UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2013

THE FRONTIER FUND

FRONTIER DIVERSIFIED SERIES; TIVERTON/GRAHAM/TRANSTREND SERIES;

WINTON/GRAHAM SERIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Prior to March 31, 2013, BH-DG Systematic Trading LLP (“BH-DG”) will be added as a major commodity trading advisor to the Tiverton/Graham/Transtrend Series, the Frontier Diversified Series, and the Winton/Graham Series of The Frontier Fund. Each such series will gain exposure to BH-DG’s trading program via a total return swap with Deutsche Bank AG London (the “DB Swap”). The term of the DB Swap is five years.

Item 1.02 Termination of a Material Definitive Agreement.

As of March 8, 2013, Equinox Fund Management, LLC, the managing owner of The Frontier Fund, reduced the allocations of the Tiverton/Graham/Transtrend Series and the Winton/Graham Series of The Frontier Fund to the trading program of Graham Capital Management, L.P. (“Graham”) to zero. As of March 12, 2013, the managing owner reduced the allocation of the Frontier Diversified Series of The Frontier Fund to the trading program of Graham to zero. Graham is no longer providing trading advisory services to The Frontier Fund or any trading company managed by the managing owner of The Frontier Fund. The managing owner may re-allocate to Graham in the future.

Item 8.01. Other Events.

Effective as of March 14, 2013, the Tiverton/Graham/Transtrend Series of The Frontier Fund will become known as the Frontier Select Series, and the Winton/Graham Series of The Frontier Fund will become known as the Frontier Heritage Series.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Frontier Fund
(Registrant)

Date: March 14, 2013

	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC, Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tiverton/Graham/Transtrend Series,
a Series of The Frontier Fund
(Registrant)

Date: March 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Tiverton/Graham/Transtrend Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Series,
a Series of The Frontier Fund
(Registrant)

Date: March 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Diversified Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton/Graham Series,
a Series of The Frontier Fund
(Registrant)

Date: March 14, 2013	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Winton/Graham Series, a Series of The Frontier Fund